UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2026

Silence Therapeutics plc

(Exact name of Registrant as Specified in Its Charter)

England and Wales	001-39487	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 Hammersmith Grove London United Kingdom		W6 7AP
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: +44 20 3457 6900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing three ordinary shares, nominal value £0.05 per share	SLN	The Nasdaq Stock Market LLC
Ordinary share, nominal value £0.05 per share*	*	The Nasdaq Stock Market LLC

* Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 18, 2026, Silence Therapeutics plc (the “Company” or “we”) entered into an Open Market Sale AgreementSM (the “Sales Agreement”) with Jefferies LLC (“Jefferies”). Under the Sales Agreement, the Company may offer and sell, from time to time, through Jefferies as its sales agent and/or principal, American Depositary Shares of the Company (the “ADSs”), each representing three ordinary shares, nominal value £0.05 per share of the Company, having an aggregate offering amount not exceeding the Maximum Program Amount, as such term is defined in the Sales Agreement. The Sales Agreement replaces the prior Open Market Sale AgreementSM, dated October 15, 2021, by and between the Company and Jefferies (the “Prior Sales Agreement’), which was terminated as of May 18, 2026 pursuant to the terms of the Sales Agreement.

The Company is not obligated to sell any ADSs under the Sales Agreement. Upon delivery of an issuance notice and subject to the terms and conditions of the Sales Agreement, Jefferies will use commercially reasonable efforts, to sell ADSs by any method that is deemed to be an “at-the-market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”), including without limitation sales made through The Nasdaq Global Market or on any other existing trading market for the ADSs, or by any other method permitted by law. The Company has no obligation to sell any ADSs. The Company will pay Jefferies a commission of up to 3.0% of the gross sales proceeds of any ADSs sold through Jefferies under the Sales Agreement. The Company has also provided Jefferies with customary indemnification and contribution rights. The Sales Agreement contains customary representations and warranties and conditions to the placements of ADSs pursuant thereto. The Sales Agreement may be terminated by the Company or Jefferies upon written notice to the other party in accordance with the terms of the Sales Agreement. The offering of ADSs pursuant to the Sales Agreement will terminate upon the termination of the Sales Agreement in accordance with its terms.

The ADSs will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-295992), including the Sales Agreement prospectus contained therein, filed with the Securities and Exchange Commission (the “SEC”) on May 18, 2026 (the “Registration Statement”), once the Registration Statement is declared effective by the SEC. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any ADSs under the Sales Agreement nor shall there be any offer, solicitation or sale of such ADSs in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Cooley (UK) LLP, counsel to the Company, has issued a legal opinion relating to the validity of the ADSs. A copy of such legal opinion, including the consent included therein, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing description of the material terms of the Sales Agreement is qualified in its entirety by reference to the full text of the Sales Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth above in Item 1.01 with respect to the termination of the Prior Sales Agreement is hereby incorporated by reference into this Item 1.02.

Item 8.01. Other Events.

The Company is updating its prior disclosures to reflect that, following further tax analysis, it believes that it should not have been classified as a passive foreign investment company (“PFIC”) for its taxable year ended December 31, 2025. Accordingly, the following risk factor is provided to supplement the Company’s risk factors previously disclosed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

If we are a passive foreign investment company, there could be adverse U.S. federal income tax consequences to U.S. Holders.

Under the Internal Revenue Code of 1986, as amended, or the Code, we will be a PFIC for any taxable year in which (i) 75% or more of our gross income consists of passive income, or (ii) 50% or more of the average quarterly value of our assets consists of assets that produce, or are held for the production of, passive income (including cash). For purposes of these tests, passive income includes dividends, interest, gains from the sale or exchange of investment property and certain rents and royalties. In addition, for purposes of the above calculations, a non-U.S. corporation that directly or indirectly owns at least 25% by value of the shares of another corporation is treated as if it held its proportionate share of the assets and received directly its proportionate share of the income of such other corporation.

Although we believed that we may have been a PFIC for our taxable year ended December 31, 2025, we have performed further tax analysis and currently believe that, based on the nature of our activities and the composition of our income and assets, we were not classified as a PFIC for our taxable year ended December 31, 2025. However, no assurances regarding our PFIC status can be provided for any past, current or future taxable year. The determination of whether we are a PFIC is a fact-intensive determination made on an annual basis and the applicable law is subject to varying interpretation. In particular, the characterization of our assets as active or passive may depend in part on our current and intended future business plans, which are subject to change. In addition, the total value of our assets for PFIC testing purposes may be determined in part by reference to the market price of our ordinary shares or ADSs from time to time, which may fluctuate considerably. Under the income test, our status as a PFIC depends on the composition of our income which will depend on a variety of factors that are subject to uncertainty, including the characterization of certain intercompany payments and payments from tax authorities, transactions we enter into in the future and our corporate structure. Even if we determine that we are not a PFIC for a taxable year, there can be no assurance that the IRS would not successfully challenge our position. Accordingly, our U.S. counsel expresses no opinion with respect to our PFIC status for any prior, current or future taxable year.

For each year we are treated as a PFIC with respect to U.S. Holders (as defined below), U.S. Holders will be subject to adverse U.S. federal income tax consequences, such as ineligibility for any preferential tax rates for individuals on capital gains or on actual or deemed dividends, interest charges on certain taxes treated as deferred, and additional reporting requirements under U.S. federal income tax laws and regulations, unless such U.S. Holder makes a “qualified electing fund” election, or QEF Election, with respect to all taxable years during such U.S. Holder’s holding period in which we are a PFIC, or our ordinary shares constitute “marketable stock” and such U.S. Holder makes a mark-to-market election. However, a U.S. Holder can only make a QEF Election with respect to ordinary shares or ADSs in a PFIC if such company agrees to furnish such U.S. Holder with certain tax information annually. As we do not believe that we were a PFIC for the taxable year ended December 31, 2025, we do not currently expect to provide such information for such taxable year and may not provide such information in future taxable years, whether or not we are classified as a PFIC.

Each U.S. Holder should consult its own tax advisors with respect to the potential adverse U.S. tax consequences to it if we are or were to become a PFIC and any elections that may be available to such U.S. Holder that relate to our status as a PFIC.

A “U.S. Holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of our ordinary shares or ADSs and is:

•
a citizen or individual resident of the United States;
•
a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia;
•
an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust that (a) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (b) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
1.1

Open Market Sale AgreementSM by and between the Registrant and Jefferies LLC, dated May 18, 2026 (incorporated by reference to Exhibit 1.2 to the Company’s Registration Statement on Form S-3 (File No. 333-295992), filed with the Securities and Exchange Commission on May 18, 2026)

5.1

Opinion of Cooley (UK) LLP (incorporated by reference to Exhibit 5.1 to the Company’s Registration Statement on Form S-3 (File No. 333-295992), filed with the Securities and Exchange Commission on May 18, 2026)

23.1	Consent of Cooley LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should,” “continue” or the negative versions of those words or other comparable words. These forward-looking statements include statements about the Company’s expectations as to PFIC classification for the taxable year ended December 31, 2025. These forward-looking statements are based on information currently available to the Company and its current plans or expectations, and are subject to a number of uncertainties and risks that could significantly affect current plans. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including the likelihood of cash exercise during the extended term and potential proceeds to be received by the Company. The Company’s forward-looking statements also involve assumptions that, if they prove incorrect, would cause its results to differ materially from those expressed or implied by such forward-looking statements. These and other risks concerning the Company’s business are described in additional detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in subsequent filings with the SEC. The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILENCE THERAPEUTICS PLC

Date: May 18, 2026	By:	/s/ Iain Ross
Name: Iain Ross
Title: Interim Principal Executive Officer and Chairman of the Board of Directors (Principal Executive Officer)